Subsequent Events	3 Months Ended
Mar. 31, 2014
Subsequent Events [Abstract]
Subsequent Events

15. Subsequent Events

In April 2014, the Company entered into an agreement with a bank for a revolving line of credit, which allows the Company to borrow up to $5,000,000 with an interest rate of 1.5%. The line of credit is payable in full upon the bank’s demand, if no demand is made, it is payable in full in April 2015. Interest is payable monthly beginning in May 2014. In accordance with the terms of the agreement, the Company deposited $5,000,000 into a restricted deposit account with the bank as collateral.

In April 2014, the Company entered into an agreement to amend the lease agreement for the new office and laboratory facility located in Davis, California. The amendment extends the commencement date to the later of August 1, 2014 or substantial completion of initial improvements. In addition, the square footage leased was reduced to 27,303 square feet and the monthly base rent was reduced to $44,000 per month for the first 12 months, with a 3% increase each year thereafter.

Concurrent with this amendment in April 2014, the Company entered into a lease agreement with an affiliate of the landlord to lease 17,438 square feet of office and laboratory space in the same building complex in Davis, California. The initial term of the lease is for a period of 60 months commencing on the date of substantial completion of initial improvements. If the premises are not delivered by September 1, 2014, then the Company can terminate the lease at any time prior to January 1, 2015. The monthly base rent is $28,000 with a 3% increase each year thereafter.